EXHIBIT 23.1

                        CONSENT OF INDIPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 15, 2002, included in the annual report on Form 10-K of Vicom, Incorporated and subsidiaries for the year ended December 31, 2002, and to reference to our Firm under the caption "Experts" in the Prospectus.

                                              /s/ Virchow, Krause & Company, LLP
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Minneapolis, Minnesota
January 23, 2004